UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

TAOWEAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

110 16th Street, Suite 1400 - 1024
Denver, Colorado 80202
(Address of principal executive offices, zip code)

(213) 683-8863 ext. 5
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TWAV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.07: Submission of Matters to a Vote of Security Holders

The Company held its 2025 Annual Meeting of Stockholders (the "Annual Meeting") on December 17, 2025. As of October 31, 2025 (the "Record Date"), the Company had issued and outstanding and entitled to vote at the Annual Meeting 3,207,210 shares of the Company’s Common Stock, par value $0.0001 per share ("Common Stock"), with each share entitled to one vote per share.  Out of the shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting, 1,942,783 (or approximately 60.58%) of such shares were present in person or represented by proxy at the Annual Meeting.

The proposals listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Pursuant to the voting results set forth below:

(i)	The four nominated directors were each elected to serve a one-year term expiring at the Company’s 2026 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified;
(ii)	The amendment to the Company’s 2019 Equity Incentive Plan was approved;
(iii)	EisnerAmper LLP was ratified as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025;
(iv)	The Company’s redomestication to Nevada by conversion was not approved, as the proposal did not satisfy the statutory approval requirement under Delaware law requiring the affirmative vote of a majority of the Company’s outstanding shares entitled to vote, notwithstanding that a majority of the votes cast were in favor of the proposal;
(v)	The frequency with which we conduct an advisory vote on the compensation of our named officers was set to 3 years;
(vi)	Executive compensation was approved on an advisory and non-binding basis; and
(vii)	An adjournment of the Annual Meeting, to solicit additional proxies to receive sufficient votes in favor of Proposal Nos. 1, 2, 3 or 4, was approved.

1. Election of the following persons to the Board of Directors of the Company to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

Name	Votes For	Votes Withheld	Broker Non-Votes
Jason Adelman	994,590	86,425	—
Jonathan Schechter	1,024,083	56,932	—
Peter Holst	994,585	86,430	—
Deborah Meredith	964,916	116,099	—

2. Amendment to the Company's 2019 Equity Incentive Plan;

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
621,740	441,515	17,760	861,768

3. Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1,896,274	24,991	21,518	—

4. Redomestication to the State of Nevada by conversion;

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
909,093	140,289	31,633	861,768

5. Frequency of the advisory vote on the compensation of our named executive officers;

1 Year	2 Years	3 Years	Abstain
430,372	37,963	585,657	27,023

6. Advisory approval of executive compensation;

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
777,799	270,538	32,678	861,768

7. Adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, or 4;

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1,408,546	440,673	93,564	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAOWEAVE, INC.

December 19, 2025	By:	/s/ Peter Holst
Peter Holst
President & CEO